                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549








                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 27, 1998 (May 21, 1998)



                          SKYTEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                      0-17316                64-0518209
(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)        Identification Number)

                             200 SOUTH LAMAR STREET
                          MTEL CENTRE, SOUTH BUILDING
                           JACKSON, MISSISSIPPI 39201
               (Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:  (601) 944-1300


                  MOBILE TELECOMMUNICATION TECHNOLOGIES CORP.
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

        On May 21, 1998, the stockholders of Mobile Telecommunication Technologies Corp. (the "Company") approved a proposal to change the Company's name to "SkyTel Communications, Inc." at the Company's 1998 Annual Meeting of Stockholders. The corporate name change became effective as of 5:30 P.M., Central Daylight Savings Time, on May 22, 1998. The Company's common stock began trading on The Nasdaq Stock Market under the ticker symbol "SKYT" effective as of the opening of The Nasdaq Stock Market on May 26, 1998. The corporate name change was made in order to unify the Company's image and brand under that of its primary operating subsidiary, SkyTel Corp.


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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SKYTEL COMMUNICATIONS, INC.


                                       By: /s/ John T. Stupka
                                           ----------------------------------
                                           John T. Stupka
                                           President and Chief Executive Officer



Date:  May 27, 1998

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